EXHIBIT 4.12.9
FIRST SENIOR NOTES REGISTRATION RIGHTS JOINDER
     With respect to the registration rights agreement for the 9.875% Senior Notes due 2019, dated as of August 9, 2011, among RGHL US Escrow II Inc., a company incorporated under the laws of the State of Delaware (the “US Corporate Escrow Issuer”), RGHL US Escrow II LLC, a limited liability company organized under the laws of the State of Delaware (the “US LLC Escrow Issuer” and, together with the US Corporate Escrow Issuer, the “Escrow Issuers”), and Credit Suisse Securities (USA) LLC, as representative of the Initial Purchasers (as defined therein and, such agreement, the “Registration Rights Agreement”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, (i) Reynolds Group Issuer LLC, a Delaware limited liability company (the “U.S. Issuer I”), Reynolds Group Issuer Inc., a Delaware corporation (the “U.S. Issuer II” and, together with the U.S. Issuer I, the “U.S. Issuers”), and Reynolds Group Issuer (Luxembourg) S.A., a company incorporated as a société anonyme (a public limited liability company) under the laws of Luxembourg (the “Luxembourg Issuer” and, together with the U.S. Issuers, the “Issuers”), each assume all of the rights and obligations of the Escrow Issuers thereunder and (ii) each of the signatories hereto (other than the Issuers) assumes all of the rights and obligations as Guarantors under the Registration Rights Agreement, in each case, as of the Escrow Release Date (as defined in the Registration Rights Agreement) and as though it had entered into the Registration Rights Agreement on August 9, 2011. The obligations assumed by the Issuers and the Guarantors under this joinder shall be joint and several obligations. Capitalized terms used but not defined in this joinder shall have the meanings given to such terms in the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this joinder to the Registration Rights Agreement this 8th day of September 2011.

REYNOLDS GROUP ISSUER INC.
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER LLC
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A.
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

First Joinder to the Registration Rights Agreement (Senior Notes)

Signed, sealed and delivered by	)
WHAKATANE MILL AUSTRALIA	)
PTY LIMITED by the party’s	)
attorney pursuant to power of attorney dated 20)
July 2011 who states that no notice of	)
revocation of the power of attorney has been	)
received in the presence of:	)

/s/ Karen Mower	/s/ Cindi Lefari

Witness	Attorney

Karen Mower	Cindi Lefari

Name of Witness	Name of Attorney
First Joinder to the Registration Rights Agreement (Senior Notes)

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA
by	/s/ Guilherme Rodrigues Miranda
	Name:	Guilherme Rodrigues Miranda
	Title:	Manager

SIG BEVERAGES BRASIL LTDA.
by	/s/ Felix Colas Morea
	Name:	Felix Colas Morea
	Title:	Manager

SIG COMBIBLOC DO BRASIL LTDA.
by	/s/ Ricardo Lança Rodriguez
	Name:	Ricardo Lança Rodriguez
	Title:	Manager

by	/s/ Antonio Luiz Tafner Ferreira
	Name:	Antonio Luiz Tafner Ferreira
	Title:	Manager
First Joinder to the Registration Rights Agreement (Senior Notes)

CSI LATIN AMERICAN HOLDINGS CORPORATION
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory
First Joinder to the Registration Rights Agreement (Senior Notes)

EVERGREEN PACKAGING CANADA LIMITED
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

PACTIV CANADA, INC.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

DOPACO CANADA, INC.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CONFERENCE CUP LTD.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

GARVEN INCORPORATED
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory
First Joinder to the Registration Rights Agreement (Senior Notes)

CSI CLOSURE SYSTEMS MANUFACTURING DE CENTRO AMERICA SOCIEDAD DE RESPONSABILIDAD LIMITADA
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney-in-Fact
First Joinder to the Registration Rights Agreement (Senior Notes)

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG BEVERAGES GERMANY GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG COMBIBLOC GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory
First Joinder to the Registration Rights Agreement (Senior Notes)

SIG COMBIBLOC SYSTEMS GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG COMBIBLOC HOLDING GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG INTERNATIONAL SERVICES GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory
First Joinder to the Registration Rights Agreement (Senior Notes)

SIG INFORMATION TECHNOLOGY GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

OMNI-PAC EKCO GMBH VERPACKUNGSMITTEL
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

OMNI-PAC GMBH VERPACKUNGSMITTEL
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory
First Joinder to the Registration Rights Agreement (Senior Notes)

SIG Euro Holding AG & CO. KGaA towards all parties to this Agreement other than SIG Reinag AG, acting through its general partner (Komplementär) SIG Reinag AG
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

towards SIG Reinag AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as its authorized representative

/s/ Rolf Stangl
Name:	Rolf Stangl
Title:	Chairman of the supervisory board
First Joinder to the Registration Rights Agreement (Senior Notes)

SIG VIETNAM BETEILIGUNGS GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory
First Joinder to the Registration Rights Agreement (Senior Notes)

PACTIV HAMBURG HOLDINGS GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory
First Joinder to the Registration Rights Agreement (Senior Notes)

SIG ASSET HOLDINGS LIMITED
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory
First Joinder to the Registration Rights Agreement (Senior Notes)

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED
by	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

SIG COMBIBLOC LIMITED
by	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

EVERGREEN PACKAGING (HONG KONG) LIMITED
by	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory
First Joinder to the Registration Rights Agreement (Senior Notes)

CSI HUNGARY KFT.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (HUNGARY) KFT.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory
First Joinder to the Registration Rights Agreement (Senior Notes)

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (JAPAN) KK
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL JAPAN, LIMITED
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney
First Joinder to the Registration Rights Agreement (Senior Notes)

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À.R.L.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

EVERGREEN PACKAGING (LUXEMBOURG) S.À.R.L.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory
First Joinder to the Registration Rights Agreement (Senior Notes)

GRUPO CSI DE MÉXICO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

TÉCNICOS DE TAPAS INNOVATIVAS, S.A. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CSI EN ENSENADA, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory
First Joinder to the Registration Rights Agreement (Senior Notes)

EVERGREEN PACKAGING MÉXICO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

MAXPACK, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

REYNOLDS METALS COMPANY DE MÉXICO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CENTRAL DE BOLSAS, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SERVICIOS INDUSTRIALES JAGUAR, S.A. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory
First Joinder to the Registration Rights Agreement (Senior Notes)

SERVICIO TERRESTRE JAGUAR, S.A. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

GRUPO CORPORATIVO JAGUAR, S.A. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

PACTIV MÉXICO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory
First Joinder to the Registration Rights Agreement (Senior Notes)

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL B.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

EVERGREEN PACKAGING INTERNATIONAL B.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

REYNOLDS PACKAGING INTERNATIONAL B.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

First Joinder to the Registration Rights Agreement (Senior Notes)

REYNOLDS GROUP HOLDINGS LIMITED
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

Witnessed by:
/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney Address: Sydney, Australia
	Address:	Sydney, Australia

WHAKATANE MILL LIMITED
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

Witnessed by:
/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney
	Address:	Sydney, Australia

First Joinder to the Registration Rights Agreement (Senior Notes)

SIG COMBIBLOC GROUP AG
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC (SCHWEIZ) AG
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG ALLCAP AG
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG TECHNOLOGY AG
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC PROCUREMENT AG
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

First Joinder to the Registration Rights Agreement (Senior Notes)

SIG REINAG AG
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

First Joinder to the Registration Rights Agreement (Senior Notes)

SIG COMBIBLOC LTD.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

First Joinder to the Registration Rights Agreement (Senior Notes)

SIG HOLDINGS (UK) LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

REYNOLDS SUBCO (UK) LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

IVEX HOLDINGS, LTD.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

First Joinder to the Registration Rights Agreement (Senior Notes)

KAMA EUROPE LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

OMNI-PAC U.K. LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

THE BALDWIN GROUP LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

J. & W. BALDWIN (HOLDINGS) LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

First Joinder to the Registration Rights Agreement (Senior Notes)

BAKERS CHOICE PRODUCTS, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CSI MEXICO LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CSI SALES & TECHNICAL SERVICES INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Assistant Secretary

REYNOLDS CONSUMER PRODUCTS, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

First Joinder to the Registration Rights Agreement (Senior Notes)

REYNOLDS FOIL INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURES SYSTEMS INTERNATIONAL PACKAGING MACHINERY INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS SERVICES INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

SIG HOLDING USA, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

SIG COMBIBLOC INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

SOUTHERN PLASTICS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

First Joinder to the Registration Rights Agreement (Senior Notes)

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Secretary

REYNOLDS GROUP HOLDINGS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Secretary

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

EVERGREEN PACKAGING INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

EVERGREEN PACKAGING USA INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

First Joinder to the Registration Rights Agreement (Senior Notes)

EVERGREEN PACKAGING INTERNATIONAL (US) INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

BLUE RIDGE HOLDING CORP.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

BRPP, LLC
By:	BLUE RIDGE PAPER PRODUCTS INC., its Sole Member and Manager

by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

BLUE RIDGE PAPER PRODUCTS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS PACKAGING INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Secretary

REYNOLDS FLEXIBLE PACKAGING INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Secretary

First Joinder to the Registration Rights Agreement (Senior Notes)

REYNOLDS FOOD PACKAGING LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS PACKAGING KAMA INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS PACKAGING LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

ULTRA PAC, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

NEWSPRING INDUSTRIAL CORP.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV CORPORATION
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

First Joinder to the Registration Rights Agreement (Senior Notes)

PACTIV FACTORING LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV GERMANY HOLDINGS, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV INTERNATIONAL HOLDINGS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV MANAGEMENT COMPANY LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV RETIREMENT ADMINISTRATION LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV RSA LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

First Joinder to the Registration Rights Agreement (Senior Notes)

PCA WEST INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PWP INDUSTRIES, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PWP HOLDINGS, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PRAIRIE PACKAGING, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

DOPACO, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

First Joinder to the Registration Rights Agreement (Senior Notes)